Exhibit 10.17

EXECUTION COPY

THIRD AMENDED AND RESTATED PROMISSORY NOTE

(Revolving Loan)

March 3, 2017

Borrowers:	Black Diamond, Inc.,
Black Diamond Equipment, Ltd.,
Black Diamond Retail, Inc.,
Everest/Sapphire Acquisition, LLC,
BD North American Holdings, LLC,
PIEPS Service, LLC and
BD European Holdings, LLC

Lender:	ZB, N.A. dba Zions First National Bank
Amount:	$20,000,000

For value received, Borrowers promise to pay to the order of Lender on the Maturity Date (or such earlier date as prescribed by and in accordance with the Loan Agreement referenced below) at Corporate Banking Group, One South Main, Suite 200, Salt Lake City, Utah 84111, the sum of twenty million dollars ($20,000,000.00) or such other principal balance as may be outstanding hereunder in lawful money of the United States with interest thereon calculated and payable as provided in this Third Amended and Restated Promissory Note (Revolving Loan) (this “Note”) and in that certain Second Amended and Restated Loan Agreement dated October 31, 2014, by and among Borrowers, the other Loan Parties from time to time party thereto, and Lender, together with any exhibits, amendments, addenda, and modifications (as amended, supplemented, restated, amended and restated, or otherwise modified from time to time and together with any exhibits, schedules and addendums thereto, the “Loan Agreement”).

Definitions

Terms used in the singular shall have the same meaning when used in the plural and vice versa. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Loan Agreement.

Interest

Interest shall accrue on the outstanding principal balance hereunder according to the terms of the Loan Agreement.

Payment Terms

Payments shall be made on the Loan in immediately available funds according to the terms of the Loan Agreement.

General

This Note is the Promissory Note referred to in the Loan Agreement and is entitled to the benefits thereof. This Note is made in accordance with, governed by, and subject to all terms and conditions of the Loan Agreement. This Note is secured by the Collateral in accordance with the Collateral Documents.

Upon an Event of Default, all outstanding principal shall bear interest at the Default Rate from the date when due until paid, both before and after judgment.

If an Event of Default occurs, time being the essence hereof, then the entire unpaid balance, with interest as aforesaid, shall, at the election of the holder hereof and without notice of such election, become immediately due and payable in full.

If an Event of Default occurs, Borrowers agree to pay to the holder hereof all collection costs, including reasonable attorney fees and legal expenses, in addition to all other sums due hereunder.

This Note shall be governed by and construed in accordance with the laws of the State of Utah.

Borrowers and all endorsers, sureties and guarantors hereof hereby jointly and severally waive presentment for payment, demand, protest, notice of protest and of non-payment and of dishonor, and consent to extensions of time, renewal, waivers or modifications without notice and further consent to the release of any collateral or any part thereof with or without substitution.

This Note amends, restates, replaces and supersedes in its entirety, but does not extinguish or novate, that certain Second Amended and Restated Promissory Note (Revolving Loan) dated October 31, 2014, executed by Borrowers in favor of Lender, and any previous renewals, modifications or amendments thereof (the “Prior Note”). All accrued but unpaid interest evidenced by the Prior Note shall continue to be due and payable until paid.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Promissory Note (Revolving Loan) and it becomes effective as of the day and year first set forth above.

Borrowers:

Black Diamond, Inc.

By:/s/ Aaron J. Kuehne

Name: Aaron J. Kuehne

Title: Chief Financial Officer, Secretary

           and Treasurer

Black Diamond Equipment, Ltd.

By:/s/ Aaron J. Kuehne

Name: Aaron J. Kuehne

Title: Chief Financial Officer and Secretary

Black Diamond Retail, Inc.

By:/s/ Aaron J. Kuehne

Name: Aaron J. Kuehne

Title: Chief Financial Officer and Secretary

Everest/Sapphire Acquisition, LLC

By:/s/ Aaron J. Kuehne

Name: Aaron J. Kuehne

Title: Secretary and Treasurer

BD North American Holdings, LLC

By:/s/ Aaron J. Kuehne

Name: Aaron J. Kuehne

Title: Treasurer

THIRD AMENDED AND RESTATED
PROMISSORY NOTE (Revolving Loan)

Signature Pages

PIEPS Service, LLC

By:/s/ Aaron J. Kuehne

Name: Aaron J. Kuehne

Title: Secretary and Treasurer

BD European Holdings, LLC

By:/s/ Aaron J. Kuehne

Name: Aaron J. Kuehne

Title: Secretary and Treasurer

PIEPS Service, LLC

By: ___________________

Name: Aaron J. Kuehne

Title: Secretary and Treasurer

BD European Holdings, LLC

By: ___________________

Name: Aaron J. Kuehne

Title: Secretary and Treasurer

THIRD AMENDED AND RESTATED
PROMISSORY NOTE (Revolving Loan)

Signature Pages

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